UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2013

ALTERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16617	77-0016691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (408) 544-7000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On January 23, 2013, Altera Corporation (the "Company") issued a press release announcing its financial results for the fourth quarter of 2012. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 8.01. Other Events.
On January 21, 2013, the Company's board of directors declared a quarterly cash dividend of $0.10 per common share. The quarterly dividend will be paid on March 1, 2013 to stockholders of record on February 11, 2013.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1 Press release dated January 23, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

/s/ Ronald J. Pasek
Ronald J. Pasek Senior Vice President, Finance and Chief Financial Officer
Dated: January 23, 2013

Exhibit No.   Description

99.1	Press release dated January 23, 2013